Exhibit 10.9

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

DEVELOPMENT SUPPLY AGREEMENT

BETWEEN Bavarian Nordic A/S

AND                                      Crucell Holland B.V.

CONTENTS

1.	BACKGROUND	2
2.	INTEPRETATION AND DEFINITIONS	2
3.	SERVICES	5
4.	ORDERS AND DELIVERY	9
5.	QUALITY	10
6.	REGULATORY	10
7.	PRICE AND PAYMENT	11
8.	DEFECTIVE BDS	12
9.	AUDITS AND INSPECTIONS	13
10.	WARRANTIES	15
11.	PRODUCT LIABILITY	17
12.	TERM AND TERMINATION	19
13.	MISCELLANEOUS	19
14.	SCHEDULES	20
15.	SIGNATURES	20

i

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

DEVELOPMENT SUPPLY AGREEMENT

BETWEEN	Bavarian Nordic A/S
Hejreskovej 10A
3490 Kvistgård
Denmark

(“BN”)

AND	Crucell Holland B.V.
Archimedesweg 4
2333 CN Leiden
The Netherlands

(“Crucell”)

BN and Crucell are together referred to as the “Parties” and separately as a “Party”)

1.                                                      BACKGROUND

1.1                                               The Parties have on 22 October 2014 entered into a Collaboration Agreement concerning the Development of certain Filovirus vaccines on the basis of a combination of the Parties respective technologies.

1.2                                               As part of the Collaboration Agreement the Parties have agreed that a Development Supply Agreement and an associated Quality Agreement shall be entered into for the production of [***] as further specified in this Agreement.

1.3                                               For the avoidance of doubt, this Agreement does not include any services related to logistics, filling, packaging, labelling of any Vialed Product or Licensed Products. The Parties will in good faith subsequently discuss how BN and Third Parties can assist Crucell with said additional services.

1.4                                               Now, therefore, the Parties have entered into this Agreement on the terms and conditions set out herein.

2.                                                      INTEPRETATION AND DEFINITIONS

2.1                                               Interpretation

2.1.1                                     In this Agreement, unless the context otherwise requires:

a) the singular includes the plural and vice versa;

b) when used in this Agreement, the words “include”, “includes” and “including” shall be deemed to be followed by the words “without limitation”;

c) any phrase introduced by the word “including”, “includes”, in particular”, for example”, or “similar” shall be construed as illustrative and without limitation to the generality of the related general words;

d) a statement that a Party may take or omit any action implies that the Party shall be entitled to take or omit that action in its sole and absolute discretion; and

e) unless explicitly otherwise identified herein, where a Party is entitled to any right or remedy, its entitlement to or the exercise of that right or remedy shall be without prejudice to its other rights and/or remedies under this Agreement and/or Applicable Law or in equity.

2.1.2                                     The clause headings in this Agreement are for convenience only and in no way are to be construed to define, limit or affect the construction or interpretation hereof.

2.2                                               Definitions

2.3                                               Unless otherwise explicitly defined herein or required by the context, this Agreement will use the same definitions as set out in the Collaboration Agreement.

2.4                                               In this Agreement, the following words and expressions shall have the following meanings, unless otherwise required by the context:

2.4.1                                     Agreement means this development supply agreement including all Schedules and any other documents agreed to by the Parties being part of the Agreement.

2.4.2                                     Batch means a specific quantity of BDS that (a) is intended to have uniform character and quality within specified limits, and (b) is Manufactured according to a single written Manufacturing campaign as specified by Manufacturing instructions.

2.4.3                                     BDS means bulk drug substance of the MVA-BN multivalent Ebola vaccine candidate Manufactured by BN with the specific WSV and in accordance with the Specifications, this Agreement and the Quality Agreement.

2.4.4                                     BN Manufacturing Plan means the Manufacturing plan set out in Schedule B.

2.4.5                                     BN Premises shall mean BN’s Facility, located at Hejreskovvej 10A, 3490 Kvistgaard, Denmark and Affiliates or any sub-contractor Facility approved by Crucell in accordance with Schedule D, which will be used for the Manufacture of BDS.

2.4.6                                     Collaboration Agreement means the collaboration and license agreement dated 22 October 2014 between the Parties.

2.4.7                                     Effective Date shall mean the 22 October 2014.

2.4.8                                     Manufacture shall mean, with respect to BDS and/or any ingredient and/or component thereof, those activities directed to the manufacturing, processing (including cell culturing), formulating, filling, holding (including storage), and quality control testing (including Release) analytical method development, scale-up, validation and release of such BDS and/or component or any component thereof. As used herein, Manufacturing may refer to any or all of the foregoing activities, as applicable.

2.4.9                                     Quality Agreement or QAA means that certain quality agreement containing allocation of tasks and responsibilities with respect to quality control and assurance, and that shall be executed between the Parties before 30 November 2014, and in any event before BN starts Manufacturing the Batches under this Agreement, and of which the execution version shall be attached hereto as Schedule C.  The terms of the QAA (as it may be amended in accordance with this Agreement) are incorporated into this Agreement by reference.

2.4.10                              Release or Releasable shall mean quality assurance release of BDS by BN to Crucell in accordance with this Agreement, the Quality Agreement, GMP and Applicable Law limited to the United States, Europe and other jurisdictions as the Parties mutually agree to.

2.4.11                              Specifications shall mean the list of tests, procedures and criteria for BDS as set out in Schedule A. The Specifications may be updated and amended from time to time in accordance with the terms of this Agreement and the Quality Agreement.

2.4.12                              Vialed Product shall mean BDS filled into a primary container, such as vials or pre-filled syringes.

2.4.13                              WSV shall mean working seed virus as specified in the Specifications.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

3.                                                      SERVICES

3.1                                               Supply and Manufacture

3.1.1                                     Subject to the terms and conditions of this Agreement and the Quality Agreement, BN shall Manufacture and supply BDS to Crucell.

3.1.2                                     Crucell shall purchase from BN the amount of Batches as agreed under this Agreement.

3.1.3                                     A plan for the Manufacture and supply of the BDS by BN to Crucell in order for the Development to take place according to the Collaboration Agreement (“BN Manufacturing Plan”) is attached as Schedule B. BN shall Manufacture the BDS and shall use Commercially Reasonable Efforts to do so in accordance with the schedule specified in the BN Manufacturing Plan.

3.1.4                                     The BDS Manufactured and supplied by BN to Crucell shall comply with GMP, the Specifications, the terms of this Agreement and the Quality Agreement and any Applicable Law limited to the United States, Europe and other jurisdictions as the Parties mutually agree to and shall maintain necessary records in order to be able to demonstrate this. The Manufacture of BDS shall be undertaken by BN with the usual care taken in the pharmaceutical industry when manufacturing BDS for human use, though for the first [***] initial Batches as further described under Clause 3.1.5, taking into due consideration the specific circumstances relating to the Manufacture of such first [***] initial Batches. The BDS shall be accompanied by the necessary and appropriate documentation in English as required by Applicable Law limited to the United States, Europe and other jurisdictions as the Parties mutually agree to and as agreed in the Quality Agreement.

3.1.5                                     Phase A — [***] Batches

3.1.5.1                           The initial Phase A Manufacturing of [***] Batches has been scheduled for December 2014 according to the BN Manufacturing Plan.

3.1.5.2                           The Parties specifically agree that irrespective of the wording of this Agreement the Manufacture and supply of the initial [***] Batches as set out in the BN Manufacturing Plan are experimental in nature. BN shall Manufacture the initial [***] Batches in accordance with GMP, this Agreement and the Quality Agreement, but will provide no warranties or guarantees that the initial [***] Batches can be Released However BN will use Commercially Reasonable Efforts to Manufacture Releasable BDS. If the initial [***] Batches cannot be Released by BN, BN shall scrap the Batches in accordance with GMP or deliver them to Crucell at Crucell’s option.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

3.1.5.3                           If, subject to being Manufactured in accordance with GMP, this Agreement and the Quality Agreement, the initial [***] Batches cannot be Released by BN, then Crucell will still be obligated to pay the relevant price for such Batches in accordance with this Agreement, and Crucell cannot raise any claim against BN based on the fact that the initial [***] Batches cannot be Released.

3.1.6                                     Phase B — [***] Batches

3.1.6.1                           The subsequent Manufacture of [***] Batches in Phase B has been scheduled for Q1 and Q2 2015 according to the BN Manufacturing Plan.

3.1.6.2                           In respect of the Manufacturing, the Parties agree that [***] batches of WSV should be sufficient to produce [***] Batches of BDS. If at any time during the Manufacturing of the Batches BN has any reason to believe that, provided this is not caused by the negligent act or omission by BN, at least [***] Batches cannot be achieved by using [***] batches of WSV, BN shall immediately inform Crucell hereof in order to discuss, in accordance with the governance outlined in Article 3 of the Collaboration Agreement, the replacement and/or manufacturing by BN of back-up WSV at the cost and expense of Crucell,.

3.1.6.3                           As the yield of the Manufacturing is uncertain, BN is obliged to Manufacture [***] Batches irrespective of the number of doses of Vialed Product that can be manufactured from the Batches.

3.1.6.4                           Crucell anticipates that funding will be obtained from the United States government to support the activities contemplated by this Agreement, BN agrees to be bound by those FAR (Federal Acquisition Regulation) clauses that are incorporated into the agreements providing or resulting from any such US government funding arrangements.  Those clauses will be incorporated herein with the same force and effect as imposed upon Crucell or its Affiliates due to the United States government funding arrangements.

3.1.6.5                           If, under a US government funding arrangement pursuant to Clause 3.1.6.4, any of the payments under this Agreement or the Collaboration Agreement are reduced or reclaimed by the US government, Crucell shall pay to BN an amount equal to the amount of the reduction or reclaim.

3.1.6.6                           Neither Party shall include Confidential Information belonging to the other Party in any proposal to the US government to which FAR clause 52.227-23 will apply without the prior written consent of the other Party.

3.1.6.7                           BN is not permitted to assign one or more sub-contractors to the whole or part of the Manufacturing and supply of the BDS to Crucell under this Agreement without the prior express written approval from Crucell, except for the sub-contractors and Affiliates used by BN as per the Effective Date, as listed and as approved by Crucell in Schedule D. BN shall ensure that such sub-contractors are able to provide at least the same quality of services as expected from BN under this Agreement. BN shall inform Crucell of the identity, legal form and registered address of such sub-contractors. BN remains exclusively liable towards Crucell as general contractor for the full and proper Manufacturing and supply of the BDS to Crucell in accordance with the Agreement. The approved sub-contracting shall not create any kind of contractual relationship between Crucell and the sub-contractor. BN shall ensure that each sub-contract contains provisions that (i) prohibit any further sub-contracting and that (ii) demand Manufacturing and, as the case may be, supply of BDS to Crucell in strict compliance with all relevant provisions of this Agreement and the Quality Agreement (including but not limited to the right for Crucell to audit the subcontractor as it has the right to audit the BN).

3.2                                               Process development to increase yield

3.2.1                                     BN is currently working on increasing the yield when Manufacturing the BDS under a process development project. The cost of said project is included in the total payment from Crucell as paid by Crucell to BN under this Agreement. In the event that Third Parties order BDS before 31 December 2018 and BN can benefit from such BDS orders under the abovementioned process development project, BN shall, instead of allocating solely the process development costs to the Batches purchased by Crucell, allocate such costs pro-rata between Crucell and the Third Party(ies) on the basis of the number of Batches ordered and Manufactured before 31 December 2018. BN and Crucell will negotiate in good faith the amount to be re-allocated pro-rata in accordance with this Clause 3.2.1.

3.3                                               Materials

3.3.1                                     BN shall be responsible for procuring, testing and releasing any and all materials, including WSV, necessary for Manufacturing the BDS, in accordance with standard GMP procedure and the Quality Agreement. At Crucell’s request, BN shall provide Crucell with specifications and information regarding such materials including records of analyses and evaluations conducted by BN.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

3.3.2                                     BN shall purchase any and all materials needed for Manufacturing under its own responsibility and at its own cost in such quantities as are necessary for the Manufacturing of the BDS in accordance with the BN Manufacturing Plan and BN shall notify Crucell in writing of any shortage of materials necessary for the Manufacture of the BDS and the Parties shall in such case agree, in accordance with the governance outlined in Article 3 of the Collaboration Agreement, on the means necessary to try to remedy such shortfall. In respect of shortfall in WSV, Clause 3.1.6.2 shall apply.

3.4                                               Filling and logistics

3.4.1                                     The costs relating to filling, labelling and packaging of Vialed Product and the logistics thereof are not included in the price paid by Crucell for the BDS according to this Agreement, and shall be borne by Crucell.

3.5                                               Storage

3.5.1                                     BN shall store BDS, materials and other necessary ingredients for the Manufacture of BDS at the BN Premises and under defined and appropriate storage conditions in accordance with the Quality Agreement, GMP, the Specifications and Applicable Law limited to the United States, Europe and other jurisdictions as the Parties mutually agree to.

3.6                                               Changes and/or modifications related to BDS

3.6.1                                     Both Parties shall be entitled to make any changes or modifications in accordance with the Quality Agreement.

3.6.2                                     Any changes or modifications required by Regulatory Authorities shall be incorporated by the Parties in accordance with the Quality Agreement.

3.6.3                                     Any expenses pertaining to the implementation of a modification or change related to BDS whether it is requested by Crucell or Regulatory Authorities or BN and approved by Crucell, subject to Clause 3.6.1 shall be borne by Crucell, including any additional validation work required, charged at mutually prior agreed rates, unless such activities relate to prior compliance observations and/or are part of a general compliance upgrade of BN Premises. If the modification or change causes for a price adjustment of the BDS, BN undertakes upon written request from Crucell to document in writing the reason for the change of price. Such price adjustment can be made by BN giving [***] prior written notice to Crucell upon conclusion of the implementation of the change and acceptance thereof by Crucell which cannot unreasonably be denied or delayed by Crucell. If a modification or change results in a price and/or cost decrease of the BDS, such decrease shall be implemented no later than [***] after implementation of the change.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

3.7                                               BN Premises

3.7.1                                     BN shall Manufacture the BDS on BN Premises that are appropriate and suitable for such Manufacture and comply with any Applicable Law limited to the United States, Europe and other jurisdictions as the Parties mutually agree to and the Quality Agreement for such Manufacture.

3.8                                               Waste disposal

3.8.1                                     BN shall be responsible for treating, storing and disposing of waste resulting from the Manufacture of BDS in accordance with Applicable Law limited to the United States, Europe and other jurisdictions as the Parties mutually agree to.

3.9                                               Technical Assistance

3.9.1                                     To the extent reasonably requested by Crucell, BN shall for a period of [***] from the Effective Date use Commercially Reasonable Efforts to assist Crucell, free of charge, with regulatory support, process development, analytical support, quality support and non-financial clinical support relating to the trials conducted by Crucell, including but not limited to validations, evaluation and/or documentation in regards to the BDS or Vialed Product. For the avoidance of doubt, BN will be under no obligation to undertake any external costs when providing such assistance, or undertake or sponsor clinical trials as part of regulatory and practical clinical support.

3.9.2                                     In the event that Crucell requests other services than those covered by Clause 3.9.1, such services will be subject to the Collaboration Agreement.

3.10                                        Manufacturing Issues

3.10.1                            If during Manufacturing BN realises that it is generally unable to Manufacture Releasable Batches due to unforeseen events, the Parties will enter into good faith negotiation to a) resolve potential technical or Manufacturing problems and/or b) discuss the possibilities of manufacturing other drug substances using MVA-BN® instead of BDS and/or c) how to best limit financial losses. These issues should also be discussed by the JSC in accordance with Article 3 of the Collaboration Agreement.

4.                                                      ORDERS AND DELIVERY

4.1                                               Orders

4.1.1                                     The numbers of the Batches to be Manufactured under this Agreement are set out in the BN Manufacturing Plan and in Clause 3.1.5 and 3.1.6 and

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

shall constitute Crucell’s binding orders for the Batches during the term of this Agreement unless otherwise agreed in this Agreement.

4.2                                               Delivery

4.2.1                                     BDS shall be delivered “FCA” (Incoterms 2010). Crucell shall be responsible for selecting the carrier responsible for transporting the BDS to storage or filling as the case may be in accordance with Applicable Law.

4.2.2                                     Crucell shall pay for all the costs of carriage and all costs of insuring the BDS after delivery. If BN agrees to arrange for transport and insurance as Crucell’s agent, Crucell must reimburse BN for the full reasonable, pre-approved costs incurred by BN in doing so. All of the applicable provisions of this Agreement shall apply to the payment of these costs as they apply to payment of the price of the BDS.

4.3                                               Release

4.3.1                                     The initial [***] Batches in Phase A will be supplied to Crucell as soon as possible after the Manufacture if BN has been able to Release the BDS, in accordance with Clause 3.1.5.2.

4.3.2                                     BN shall deliver the remaining [***] Batches in Phase B to Crucell as soon as possible after the Release by BN in accordance with this Agreement and the Quality Agreement.

5.                                                      QUALITY

5.1                                               Further to the Quality Agreement that the Parties shall enter into, the Parties agree to work proactively and diligently towards meeting any and all requirements and possibly future quality requirements of Regulatory Authorities. Upon first knowledge thereof, each Party has an obligation to inform the other Party in the case that any quality requirements change.

5.2                                               During the term of this Agreement, BN shall be responsible for any reporting of matters regarding the BN Premises to any Regulatory Authorities, except for any such matters that Crucell is required to report as the purchaser of the BDS (and in such event, BN shall cooperate with Crucell in preparing such filings, including providing applicable information with respect to the BDS).

6.                                                      REGULATORY

6.1                                               BN shall be responsible for obtaining and maintaining relevant licenses or permits required by Regulatory Authorities in the United States and Europe and any other jurisdiction as mutually agreed between the Parties in order to enable BN to

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Manufacture and supply BDS to Crucell in compliance with this Agreement (including but not limited to the Quality Agreement).

7.                                                      PRICE AND PAYMENT

7.1                                               The total price for the Manufacturing by BN of [***] Batches according to this Agreement is ninety-nine-million-three-hundred-thousand USD (99,300,000 USD) to be paid by Crucell or its designated Affiliate to BN as set out in this Clause 7.

7.2                                               Crucell shall within [***] of the Effective Date pay to BN an initial payment of [***]and a second payment of [***] no later than 31 January 2015, and these payments shall cover:

(i) the initial [***] Batches to be Manufactured and delivered in Phase A;

(ii) the Manufacture of [***] batches of WSV;

(iii) [***]% of the price for the first [***] Batches to be Manufactured and delivered in Phase B; and

(iv) [***]% of the price for the additional [***] Batches to be Manufactured and delivered in Phase B.

Notwithstanding anything to the contrary in this Agreement or the Collaboration Agreement, the payments set out in this Clause 7.2 shall be made in USD and not be subject to the Currency Hedge Rate, whereas any other subsequent payments will be subject to the Currency Hedge Rate and converted into EURO.

7.3                                               The subsequent payments consist of:

(i) the remaining [***]% of the price of the first [***] Batches corresponding to [***] per Batch, equalling a total of [***]; and

(ii) the remaining [***]% of the price of the next [***] Batches corresponding to [***]per Batch, equalling a total of [***]

and shall be invoiced by BN upon Release of the individual Batch unless delivery takes place before Release in which case invoicing will take place upon delivery. Crucell or its designated Affiliate shall pay BN within [***] of Release or delivery as applicable. In the event that one or more of the [***] Batches of BDS cannot be Released, Crucell shall not be obligated to pay the remaining additional [***]% respectively [***]% of the price for the relevant Batch unless such Batch is replaced. BN will in such situation use Commercially Reasonable Efforts to replace the Batch that cannot be Released. BN undertakes that in the case of replacement of Batches Crucell

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

will be treated as most favoured customer in respect of being allocated next available production slot for BDS, subject to existing production commitments. Crucell is not entitled to raise any claim for additional compensation or damages against BN in case a Batch cannot be Released.

7.4                                               Notwithstanding anything to the contrary in this Agreement or the Collaboration Agreement it is expressly acknowledged and agreed that the payments according to Clause 7.2 are payable and non-refundable under any circumstances, including but not limited to the breach or termination of this Agreement irrespective of cause, or should agreement not be reached on the Quality Agreement or the Specifications, unless either the Parties agree otherwise or when due to BN’s wilful misconduct.

8.                                                      DEFECTIVE BDS

8.1                                               If the [***] Batches of BDS do not conform to the Specifications, GMP and/or the requirements as set out in this Agreement or any regulatory requirements, such BDS Batches shall be deemed defective.

8.2                                               Crucell shall notify BN of any defects in a Batch within [***] upon receipt of the BDS and all the relevant Release documentation for this BDS in accordance with the Quality Agreement, whichever the later; or if the defect cannot reasonably be discovered upon diligent inspection and/or testing of the BDS in accordance with the Quality Agreement, within [***] of the date on which such defect is discovered or, as the case may be, Crucell being informed on such defect.

8.3                                               If Crucell fails to notify BN within the deadlines in Clause 8.2, Crucell shall forfeit its right to make any claim in respect to the defect.

8.4                                               If Crucell notifies BN of a defect in accordance with this Clause 8, BN shall, subject to Clause 7.3, replace the BDS in question by the following provision:

8.4.1                                     If BN disagrees that a Batch is defective, either Party may require that the BDS is quarantined and to follow-up with the applicable procedures in this respect as defined in the Quality Agreement.

8.5                                               Any claims by Crucell regarding defective BDS delivered shall specify in reasonable detail the nature and basis for the claim and cite relevant BN Batch control numbers or other information to enable specific identification of BDS involved.

8.6                                               Crucell shall have no obligation to pay for the specific Batch being non-compliant or defective, but shall not be relieved from its payment obligations for other Batches under this Agreement.

8.7                                               Adverse reactions, complaints and other experiences

8.7.1                                     Adverse event cases, quality complaints, medical inquiries, safety related requests from regulatory authorities etc. shall be handled in accordance with the provisions of the Collaboration Agreement and the Quality Agreement.

8.8                                               Recall

8.8.1                                     Subject to the Quality Agreement, the Parties agree that in the event that (i) any Regulatory Authority issues a request, directive or order that BDS or Licensed Products be recalled, or (ii) a court of competent jurisdiction orders such a recall, or (iii) Crucell reasonably determines after consultation with BN that the BDS or Licensed Products should be recalled because of an issue identified, included but not limited, during storage, or other findings, the Parties shall then proceed as further defined in the Quality Agreement. In any event, Crucell shall be responsible for the final decision and execution to recall, with reasonable support of BN, but with the understanding that such recall cannot be refused if BN is under a legal obligation to recall according to Applicable Law.

8.8.2                                     Any costs incurred due to a recall shall be borne by Crucell, if it is caused solely by Crucell’s breach of its obligations under this Agreement or Collaboration Agreement, including but not limited to Applicable Law. Any costs incurred due to a recall shall be borne by BN, if it is caused solely by BN’s breach of its obligations under this Agreement or Collaboration Agreement, including but not limited to Applicable Law and delivery of defective BDS. Any costs incurred due to a recall shall be jointly borne by the Parties if the recall is caused by both Parties’ breach of their obligations under this Agreement or Collaboration Agreement, including but not limited to Applicable Law.

9.                                                      AUDITS AND INSPECTIONS

9.1                                               Subject to the Quality Agreement, BN shall (a) immediately (and at the latest within twenty-four (24) hours) notify Crucell of any regulatory inspection, or other governmental inspection, or any other inquiry by any Regulatory Authority concerning any BDS Manufactured hereunder or BN Premises used for the BDS Manufactured hereunder and shall notify Crucell on a day-to-day basis of any relevant finding of such on-going inspection; (b) promptly forward to Crucell copies of any correspondence from any Regulatory Authority relating to any BDS hereunder; and (c) obtain the written consent of Crucell before responding to any such regulatory correspondence unless such written consent has not be given by Crucell within the timelines set out by the Regulatory Authorities, each to the extent not prohibited by law. Crucell shall be given

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

the opportunity to have a representative present during any regulatory inspection in relation to BDS Manufacture under this Agreement.

9.2                                               BN shall, within [***], remedy or cause the remedy of any critical findings, which may be noted in such an audit performed by a Regulatory Authority. If any such deficiency cannot reasonably be remedied with [***], BN shall present a written action plan describing how and when the observations BN proposes to correct, as well as any corrective and preventive plans to be initiated by BN.

9.3                                               During the term of this Agreement, Crucell shall have the right, at its expense, upon reasonable written notice, and during normal business hours, to inspect BN’s and BN’s Third Party contractor’s Facilities engaged in the Manufacture of BDS and any records relating thereto at least once a year, or more often with cause, to verify compliance with the terms of this Agreement, GMP, and Applicable Law and in accordance with the Quality Agreement.

9.4                                               BN shall maintain and retain complete and accurate books and records relating to the Manufacture and storage of the BDS. Furthermore, BN shall grant Crucell full access to all relevant books and records as Crucell may reasonably require necessary for Crucell to audit compliance of BN under this Agreement.

10.                                               WARRANTIES

In addition to the warranties included in the Collaboration Agreement the Parties further warrant and represent the following:

10.1                                        BN represents and warrants to Crucell that:

10.1.1                              Irrespective anything to the contrary in this Agreement, BN disclaims any and all undertakings, representations and warranties of the Release of the initial [***] Batches supplied in Phase A. BN further disclaims any and all warranties in respect of the BDS yield as to the number of doses comprised by a Batch.

10.1.2                              All BDS Batches, including the initial [***] Batches of BDS supplied in Phase A provided they are Released, Manufactured and supplied under this Agreement, will be Manufactured in accordance with Applicable Law limited to the United States, Europe and other jurisdictions as the Parties mutually agree to, the Specifications, this Agreement, the Quality Agreement and GMP.

10.2                                        In addition to the other warranties made in this Agreement, BN represents and warrants that:

10.2.1                              it has and shall have throughout the term of this Agreement the required expertise, permits and approvals in accordance with Applicable Law limited to the United States, Europe and other jurisdictions as the Parties mutually agree to, including but not limited relating to the equipment used, to perform its obligations under the Agreement in a timely and professional manner;

10.2.2                              the BDS shall be Manufactured by individuals who are appropriately skilled, trained and qualified;

10.2.3                              it shall maintain all supporting data and information in accordance with Applicable Law limited to the United States, Europe and other jurisdictions as the Parties mutually agree to relating to the Manufacture of BDS at the BN Premises which is necessary for obtaining Regulatory Approvals, necessary for Crucell’s use of the BDS in accordance with this Agreement and the Collaboration Agreement.

10.3                                        Crucell represents and warrants to BN that:

10.3.1                              it shall comply with all Applicable Law when performing its obligations under this Agreement.

10.4                                        The Parties each warrant to the other that it has full right, power and authority to enter into and perform its obligations under this Agreement.

11.                                               PRODUCT LIABILITY

11.1                                        It is agreed between the Parties that in the event Vialed Products are intended to be used in humans before Regulatory Approval of the Licensed Product has been obtained, Crucell undertakes to use Commercially Reasonable Efforts to obtain from a relevant governmental authority, supranational body or a purchaser of the product as described in the Initial Development Plan, a full liability disclaimer covering the product as described in the Initial Development Plan, which includes the Vialed Product, and also request indemnification from and against any and all claims related to the use of the product as described in the Initial Development Plan which includes the Vialed Product.

11.2                                        Irrespective any wording to the contrary in the Collaboration Agreement concerning product liability or claims for liability from subjects administered with Vialed Project it is specifically agreed in respect of the supply of BDS according to this Agreement that BN only assumes liability to pay damages caused by BDS and only in the event of personal injury or death, in accordance with the applicable rules on product liability, provided that such damages and/or liability are not caused, aggravated or increased by an act or omission of Crucell or a Third Party acting for or on behalf of Crucell in relation to BDS and/or Vialed Product, in which case Crucell will assume full liability.

11.3                                        All other liabilities than product liability or claims for liability from subjects administered with Vialed Project as described in Clause 11.2 will be treated in accordance with the Collaboration Agreement.

12.                                               TERM AND TERMINATION

12.1                                        Term

12.1.1                              This Agreement shall enter into force on the Effective Date and shall remain in full force and effect until completion of the BN Manufacturing Plan including replacement Batches, upon which date the Agreement shall automatically terminate without further notice, unless terminated earlier according to Clause 12.2 or extended by Parties in writing.

12.2                                        Termination

12.2.1                              Either Party may terminate this Agreement in accordance with the termination provisions of the Collaboration Agreement.

12.2.2                              This Agreement will automatically terminate in the event the Collaboration Agreement is terminated for any reason.

12.3                                        Survival

12.3.1                              Except as otherwise expressly set forth in this Agreement, expiration or termination of this Agreement for any reason will not relieve a Party of any obligation accruing prior to such expiration or termination. Furthermore, such Clauses that by nature should survive expiration or termination of this Agreement, and the provisions of the Quality Agreement, will survive any such termination or expiration of this Agreement.

13.                                               MISCELLANEOUS

13.1                                        Relation to Collaboration Agreement. It is acknowledged that this Agreement is subject to the terms and conditions of the Collaboration Agreement, including but not limited to such terms governing confidentiality, intellectual property, technical assistance, access to information and data, indemnification, liability, insurance, survival, termination, applicable law and miscellaneous, and any such terms and conditions are incorporated into this Agreement by reference. In case of any inconsistency between this Agreement and the Collaboration Agreement, the latter shall prevail unless the subject matter is regulated in this Agreement. In the event of any inconsistency between the Quality Agreement, this Agreement and the Collaboration Agreement, the Quality Agreement shall prevail with respect to quality provisions only.

14.                                               SCHEDULES

Schedule A:                       Specifications - To be added later

Schedule B:                       BN Manufacturing Plan

Schedule C:                       Quality Agreement — To be negotiated and then included

Schedule D:                      List of BN Subcontractors and Affiliates - Approval to be confirmed by Crucell

15.                                               SIGNATURES

15.1                                        This Agreement has been executed in two counterparts, each of which shall be deemed an original.

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***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

On 22 October 2014,

For Bavarian Nordic A/S:

[***]		[***]
Name:	[***]	Name:	[***]
Capacity:	Chairman of the Board of Directors	Capacity:	President, CEO

[***]
Name:	[***]
Capacity:	Executive Vice President, CFO

For Crucell Holland B.V.:

Name:		Name:
Capacity:		Capacity:

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

On October 2014,

For Bavarian Nordic A/S:

Name:		Name:
Capacity:		Capacity:

For Crucell Holland B.V.:

[***]
Name:	[***]
Capacity:	Senior Legal Counsel Corporate Secretary